Exhibit 99.1

                                                                                         Computershare

Date: 17/09/2009                                     510 Burrard St, 3rd Floor

                                                         Vancouver BC, V6C 3B9

                                                         www.computershare.com

To: All Canadian Securities Regulatory Authorities

Subject: International Barrier Technology Inc

Dear Sirs:

We advise of the following with respect to the upcoming Meeting of Security

Holders for the subject Issuer:

Meeting Type:                            Annual General Meeting

Record Date for Notice of Meeting:       15/10/2009

Record Date for Voting (if applicable):  15/10/2009

Meeting Date:                            27/11/2009

Meeting Location (if available):         Suite 1200, 750 West Pender Street,

                                         Vancouver, BC

Voting Security Details:

Description	CUSIP Number	ISIN
COMMON SHARES	458968104	CA4589681044

Sincerely,

Computershare Trust Company of Canada /

Computershare Investor Services Inc.

Agent for International Barrier Technology Inc